UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

FMC SELECT FUND

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

FIRST MANHATTAN CO.

437 Madison Avenue

New York, NY 10022

Distributor:

SEI INVESTMENTS DISTRIBUTION CO.

Oaks, PA 19456

Administrator:

SEI INVESTMENTS GLOBAL FUNDS SERVICES

Oaks, PA 19456

Legal Counsel:

MORGAN, LEWIS & BOCKIUS LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20036

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC’s website on Form N-PX at http://www.sec.gov.

FMC-AR-002-1200

FMC SELECT FUND

Ticker Symbol: FMSLX

Annual Report

October 31, 2012

Advised By:

Manager’s Discussion of Fund Performance

Dear Shareholder:

The FMC Select Fund (the “Fund”) had a total return of 13.72% for the year ended October 31, 2012. The Fund underperformed its benchmark, the S&P 500 Composite Index, which had a total return of 15.21% for the same period. The Fund outperformed its peer group, the Morningstar Large Blend Funds Category, which had a total return of 12.57%. Since inception in May 1995, the Fund’s annualized total rate of return is 9.28% vs. 7.80% for the S&P 500 Composite Index. As of October 31, 2012, 86% of the Fund’s assets were invested in equities.

Our higher-than-typical level of cash is what we believe is an appropriate reflection of the global economic environment. There is significant uncertainty surrounding the upcoming “fiscal cliff”, the ongoing debt crisis in Europe and fears that emerging market growth is slowing. In addition, corporate earnings growth in the U.S. has slowed substantially over the last two quarters, as managements have pulled back on spending due to tepid demand and concerns about the issues cited above. These issues have kept us comfortable holding a significantly higher level of cash in the Fund.

We initiated one new investment during the last half of our fiscal year, AIG, and eliminated one other, St. Jude Medical. We also added to two of our existing investments. We remain comfortable with our current holdings, which have by and large performed to expectations in 2012. Most retain counter-cyclical business models, have increasingly attractive competitive positions, generate large sums of cash, and benefit from shareholder-friendly management teams. We continue to believe these businesses will deliver strong returns over the long-term.

We continue to spend a significant amount of time meeting with managements of businesses we own or find of interest. These executives remain generally cautious about conditions in developed markets, in particular Europe. There, and in the U.S., concerns about many of the political and economic issues noted above are having a negative impact on hiring and business expansion decisions, further constraining consumer spending. Meanwhile, senior executives remain relatively sanguine about the potential for continued growth in developing economies, especially China, India and Brazil. Most of the companies we own have sizable and increasing exposure to these countries, and are growing in these areas at far faster rates than in the developed world. We expect this trend to continue going forward.

AIG is an insurance company with core property/casualty and life insurance operations, a non-core plane leasing subsidiary, and a small mortgage indemnity subsidiary. The company remains a turnaround after the government saved it during the credit crisis in late 2008; under the capable leadership of CEO Robert Benmosche, AIG has made a series of well-timed asset sales and begun the process of “running off” the investment and derivatives exposures that almost sank it. As a result of these moves, the company is actually well capitalized and has recently been able to buy back shares, including those owned by the government. We were fortunate to participate in several meetings with Mr. Benmosche and other top executives, and came away impressed by the strategies they are implementing. While turnaround stories are not without risks, we were pleased that we were able to purchase shares in AIG at a substantial discount to the company’s tangible book value.

We have also been pleased with the recent performance of Reckitt Benckiser, the largest holding in the Fund as of October 31, our fiscal year end. In the most recent quarter, organic sales growth increased at its fastest rate in two years, benefiting from higher levels of investment in marketing, new product launches and expanded distribution, all recently-reiterated critical priorities for the company. In addition, the company has taken meaningful steps to extend the life of Suboxone, its branded drug that helps wean opiate addicts. Suboxone has yet to incur generic competition more than three years after its loss of exclusivity. If these more recent efforts prove successful, Suboxone will likely contribute a higher level of earnings for a longer duration than previously projected.

As always, we remain focused on businesses with sustainable competitive advantages, franchises that their customers and suppliers value, strong and steady free cash flow, and a history of deploying those monies in a shareholder-friendly fashion. The ongoing uncertainty surrounding macroeconomic and political dislocations has heightened our commitment to initiating investments at prices that we think mitigate a significant amount of risk and provide a reasonable level of upside potential.

We continue to appreciate your confidence in us.

Sincerely yours,

Timothy Muccia	Andrew Freedberg

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Comparison of Change in the Value of a $10,000 Investment in the

FMC Select Fund versus the S&P 500 Composite Index,

the Merrill Lynch 1-10 Year Corporate/Government Bond Index,

and an 80/20 Blend of the Referenced S&P and Merrill Indices

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIODS ENDED OCTOBER 31, 2012
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
FMC Select Fund	13.72%	11.15%	(0.01)%	5.26%
S&P 500 Composite Index(2)	15.21%	13.21%	0.36%	6.91%
Merrill Lynch 1-10 Year Corporate/Government Bond Index(3)	4.54%	5.21%	5.59%	4.79%
80/20 Hybrid of Referenced S&P and Merrill Indices through June 30, 2007, S&P 500 Composite Index Forward	15.21%	13.21%	0.36%	5.98%

(1)	The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance of the index would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).
(2)	The S&P 500 Composite Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the stock market through changes in the aggregate market value of 500 stocks representing all major industries.
(3)	The Merrill Lynch 1-10 Year Corporate/Government Bond Index is an index that tracks the performance of U.S. dollar-denominated investment grade Government and Corporate public debt issued in the U.S. domestic bond market which have greater than 1 year and less than 10 years to maturity, excluding collateralized products such as Mortgage Pass-Through and Asset-Backed securities.
(4)	Effective July 1, 2007, the graph represents 100% of the S&P 500 Composite Index. Prior to July 1, 2007, the graph represented an 80/20 blend of the S&P 500 and Merrill Lynch Indices.

Portfolio Composition(5)

(5)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Select Fund

October 31, 2012

	Shares	Value (000)
Common Stock (86.2%)
Banks (7.2%)
US Bancorp	237,000	$7,871
Wells Fargo	241,000	8,119

		15,990

Basic Industry (10.4%)
Danaher	150,000	7,759
Honeywell International	115,000	7,043
United Technologies	104,000	8,129

		22,931

Beverages (4.4%)
Anheuser-Busch InBev ADR	115,000	9,637

Energy (3.7%)
Range Resources	126,000	8,235

Food (4.3%)
Nestle ADR	150,000	9,501

Health Care (5.6%)
Baxter International	100,000	6,263
Johnson & Johnson	86,100	6,098

		12,361

Insurance (3.2%)
American International Group*	205,000	7,161

Media (8.3%)
Omnicom Group	189,020	9,056
Viacom, Cl B	180,000	9,228

		18,284

Miscellaneous (13.3%)
Berkshire Hathaway, Cl B*	81,550	7,042
Brookfield Asset Management, Cl A	230,000	7,921
Leucadia National	262,410	5,957
Onex	210,150	8,459

		29,379

Miscellaneous Consumer (4.5%)
Reckitt Benckiser Group(1)	165,000	9,969

Real Estate Investment Trust (2.8%)
General Growth Properties	320,000	6,291

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Select Fund

October 31, 2012

	Shares	Value (000)
Retail (7.5%)
Autozone*	19,700	$7,387
CVS Caremark	197,500	9,164

		16,551

Technology (11.0%)
Adobe Systems*	213,000	7,242
Apple	15,540	9,248
International Business Machines	40,000	7,781

		24,271

Total Common Stock
(Cost $122,619)		190,561

Short-Term Investment (14.0%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(2)
(Cost $30,992)	30,992,004	30,992

Total Investments (100.2%)
(Cost $153,611)		$221,553

Percentages are based on Net Assets (in thousands) of $221,170.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of October 31, 2012.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Select Fund

October 31, 2012

Assets:
Investments at Value (Cost $153,611)	$221,553
Receivable for Capital Shares Sold	82
Dividend Receivable	59

Total Assets	221,694

Liabilities:
Payable for Capital Shares Redeemed	302
Payable to Investment Adviser	153
Payable to Administrator	22
Payable to Trustees and Officers	6
Other Accrued Expenses	41

Total Liabilities	524

Net Assets	$221,170

Net Assets Consist of:
Paid-in Capital	$155,213
Undistributed Net Investment Income	142
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(2,127)
Net Unrealized Appreciation on Investments	67,942

Net Assets	$221,170

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,709,360	(1)

Net Asset Value, Offering and Redemption Price Per Share	$22.78

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Select Fund

For the Year Ended October 31, 2012

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $70)	$3,279
Interest Income	65

Total Investment Income	3,344

Expenses:
Investment Advisory Fees	1,666
Administration Fees	246
Trustees’ and Officers’ Fees	20
Professional Fees	52
Transfer Agent Fees	50
Printing Fees	23
Registration and Filing Fees	21
Custodian Fees	12
Other Expenses	14

Total Expenses	2,104

Net Investment Income	1,240

Net Realized Gain on Investments and Foreign Currency Transactions	2,907
Net Change in Unrealized Appreciation (Depreciation) on Investments	22,327

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	25,234

Net Increase in Net Assets Resulting From Operations	$26,474

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Select Fund

For the Years Ended October 31,

	2012	2011
Operations:
Net Investment Income	$1,240	$1,309
Net Realized Gain on Investments and Foreign Currency Transactions	2,907	8,717
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	22,327	2,761

Net Increase in Net Assets Resulting from Operations	26,474	12,787

Dividends and Distributions:
Net Investment Income	(1,229)	(2,033)

Total Dividends and Distributions	(1,229)	(2,033)

Capital Share Transactions:
Issued	22,415	11,949
Reinvestment of Dividends	1,229	2,033
Redeemed	(21,382)	(22,500)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	2,262	(8,518)

Total Increase in Net Assets	27,507	2,236

Net Assets:
Beginning of Year	193,663	191,427

End of Year	$221,170	$193,663

Undistributed Net Investment Income	$142	$67

Shares Transactions:
Issued	1,032	576
Reinvestment of Dividends	57	99
Redeemed	(993)	(1,104)

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	96	(429)

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Select Fund

For a Share Outstanding Throughout Each Year

For the Years Ended October 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(2)	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
2012	$20.15	$0.13	$2.63	$2.76	$(0.13)		$—	$(0.13)	$22.78	13.72%	$221,170	1.01%	0.60%	14%
2011	19.06	0.13	1.17	1.30	(0.21)		—	(0.21)	20.15	6.78	193,663	1.01	0.64	26
2010	16.94	0.17	2.04	2.21	(0.09)		—	(0.09)	19.06	13.09	191,427	1.01	0.93	50
2009	16.03	0.16	0.92	1.08	(0.16	)(3)	(0.01)	(0.17)	16.94	6.92	179,761	1.04	1.05	19
2008	24.09	0.08	(7.63)	(7.55)	(0.09)		(0.42)	(0.51)	16.03	(31.94)	191,141	0.99	0.39	17

(1)	Per share calculations were performed using average shares for the year.

(2)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(3)	Includes return of capital of less than $0.01.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Select Fund

October 31, 2012

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 funds. The financial statements herein are those of the FMC Select Fund (the “Fund” and together with the FMC Strategic Value Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks a total return principally through capital appreciation and, to a limited degree, through current income by investing principally in equity securities of U.S. companies with medium and large market capitalizations and secondarily in investment grade fixed income securities. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2012, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last

Notes to Financial Statements	FMC Select Fund

October 31, 2012

trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that materially affected the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If First Manhattan Co. (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below.

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Effective May 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining

Notes to Financial Statements	FMC Select Fund

October 31, 2012

fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2012, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy. For details of investment classification, see the Schedule of Investments.

During the year ended October 31, 2012, there were no significant changes to the Fund’s fair valuation methodologies.

During the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2012, the Fund did not hold any Level 3 securities.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2012, the Fund did not incur any interest or penalties.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are recorded in interest income. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

Notes to Financial Statements	FMC Select Fund

October 31, 2012

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended October 31, 2012, the Fund was allocated CCO fees totaling $6,181.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the year ended October 31, 2012, the Adviser received $9,434 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds’ average daily net assets of the first $350 million, 0.10% of the Funds’ average daily net assets of the next $150 million, 0.08% of the Funds’ average daily net assets of the next $500 million, and 0.06% of the Funds’ average daily net assets in excess of $1 billion.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund’s average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund’s total operating expenses to a maximum of 1.10% of the Fund’s average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion. There were no fees waived during the year ended October 31, 2012.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales and maturities, in thousands, other than short-term investments, for the year ended October 31, 2012, were as follows:

Purchases
U.S. Government	$—
Other	25,805
Sales and Maturities
U.S. Government	52
Other	35,281

Amounts designated as “—” are $0.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax

Notes to Financial Statements	FMC Select Fund

October 31, 2012

differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, in thousands, primarily attributable to foreign exchange transactions, real estate investment trust adjustments and realized gains (losses) on paydowns, have been reclassified to/from the following accounts as of October 31, 2012:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$64	$(64)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2012 and October 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$1,229	$—	$1,229
2011	2,033	—	2,033

Amounts designated as “—” are $0.

As of October 31, 2012, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$143
Capital Loss Carryforwards	(2,128)
Unrealized Appreciation	67,942

Total Distributable Earnings	$65,957

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended October 31, 2012, the Fund utilized capital loss carryforwards, in thousands, of $2,782 to offset capital gains. As of October 31, 2012, the Fund had $2,128 of capital loss carryforwards, in thousands, expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this new ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at October 31, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$153,611	$67,942	$—	$67,942

Amounts designated as “—” are $0.

8. Other:

At October 31, 2012, one shareholder of record held 98% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Notes to Financial Statements	FMC Select Fund

October 31, 2012

9. Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10. Subsequent Events:

There were no matters requiring additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

FMC Select Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the FMC Select Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FMC Select Fund of The Advisors’ Inner Circle Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2012

Disclosure of Fund Expenses	FMC Select Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,020.10	1.01%	$5.14

Hypothetical 5% Return	1,000.00	1,020.11	1.01	5.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for the last five years of each of the persons currently serving as the Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of October 31, 2012.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED BOARD MEMBERS[3,4]

ROBERT A. NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT BOARD MEMBERS[3]

CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
JOSEPH T. GRAUSE JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager—Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]
INDEPENDENT BOARD MEMBERS[3] (continued)

BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.	Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP until December 2010.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

OFFICERS

MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS (continued)

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.	None.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.	None.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.	None.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.	None.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney—SEI Investments Company since 2001.	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

NOTICE TO SHAREHOLDERS

OF

FMC SELECT FUND

(Unaudited)

For shareholders that do not have an October 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividends Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	1.86%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.